John Hancock Life Insurance of New York Separate Account B

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(“John Hancock NY”)

Modified Single Premium Variable Life Insurance Policy

SPVL

Prospectus dated April 25, 2022 (as revised May 23, 2022)

You may choose to allocate your Policy Value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the Policy Value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Life Insurance of New York Separate Account B (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.

You may also allocate Policy Value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your Policy Value.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

No new SPVL policies are being issued or offered. Accordingly, this prospectus may not include information about certain aspects of your policy that are no longer relevant to you because of the length of time your policy has been outstanding. These include, for example, certain information about our policies and procedures in connection with issuing a new policy, as well certain fees or charges that we will no longer deduct from your policy and certain rights you had to cancel or exchange your policy that no longer apply because of the length of time your policy has now been outstanding.

APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY	Appendix-1

KEY INFORMATION

Important Information You Should Consider About the Policy

FEES AND EXPENSES

Transaction Charges

You may be charged for the following transactions:

A premium load is deducted monthly for the first 10 Policy Years. If additional premium payments are made, the premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.

During the Surrender Charge Period, the Company will deduct a surrender charge if:

•  the policy is surrendered for its Net Cash Surrender Value,

•  a partial withdrawal is made (above the Free Withdrawal Amount), or

•  the policy terminates due to default.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than twelve such transfers in a year.

				FEE TABLE Deductions from premium payments Deductions from Policy Value

Ongoing Fees and Expenses (annual charges)

In addition to transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, an administration charge and a mortality and expense risk (“M&E”) charge. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the “policy specifications” page of your policy for rates applicable to your policy.

You will also bear expenses associated with the portfolios under the policy, as shown in the following table:

				FEE TABLE Deductions from Policy Value Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum

	Variable investment accounts (portfolio fees and expenses)	0.44%	1.64%

RISKS

Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY

Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium load, as well as potential adverse tax consequences from such short-term use.	Access to Funds Risk/Not a Short-Term Investment

RISKS

Risks Associated with Investment Options	An investment in this policy is subject to the risk of poor performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision.	Investment Risk/Risk of Loss

Insurance Company Risks	Your investment in the policy is subject to risks related to John Hancock NY, including that the obligations (including under the fixed account option), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY. Information about John Hancock NY, including its financial strength ratings, is available upon request from your John Hancock NY representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.	Depositor Registrant

Policy Lapse

Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. If a default is not cured within a 61-day grace period, your policy will terminate (i.e., “lapse”). You can apply to reinstate a policy that has lapsed, subject to conditions that include payment of a specified amount of additional premiums.

Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Lapse and Reinstatement

RESTRICTIONS

Investments

There are restrictions that may limit the variable investment account options and general account options (including the fixed account) that you may choose, as well as limitations on the transfer of Policy Value among those options. In particular, your allocation options will be affected if you elect to take a loan. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Transfers of Account Value Availability of Loans, Limitations and Interest Portfolios

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is held through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your Policy Value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.	Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST

Investment Professional Compensation	Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to recommend this policy over another investment.	Commissions Paid to Dealers

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Commissions Paid to Dealers

OVERVIEW OF THE POLICY

Purpose

This policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person(s), to help you accumulate assets through variable investment and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.

Premiums

The policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). Additional premiums will be accepted only under certain conditions as stated under “Premium Payments.” Premiums will be allocated, according to your instructions and at the Company’s discretion, to our fixed account and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts subject to limitations described below.

The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account. Amounts that you allocate to the fixed account are credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications.

Policy Features

Death benefit. The policy provides a death benefit. The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

Surrender of the policy. You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) surrender charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

Withdrawals. You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

Policy loans. You may borrow an amount not to exceed 90% of your policy’s Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death, or upon surrender. Policy loans may have tax consequences. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a loan from the policy.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer Policy Value between investment accounts.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium load	Monthly for the first 10 Policy Years (fn1)	0.03% (0.36 % annually)
Surrender charge	Upon surrender, partial withdrawal or termination upon default of the policy.	10% in Policy Year 1, reducing to 0% in Policy Year 10
Transfer fee	Upon each transfer into or out of a variable investment account beyond an annual limit of twelve	$25

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance charge: (fn2)	Monthly
Minimum charge		$0.00 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for a representative insured person		$0.18 per $1,000 of NAR
M&E charge: (fn3)	Monthly	0.08% monthly
Administration charge	Monthly	$7.50 plus 0.10% monthly
Maximum policy loan interest rate (net)	Accrues daily Payable annually	Preferred loans 0% Nonpreferred loans 2%

(1) If additional premium payments are made, the premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.

(2) The “Cost of Insurance charge” is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The representative insured person rate shown is for a 55 year old male preferred non-tobacco underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.

(3) In Policy Years 1-10. Thereafter the charge is 0.03% monthly (0.30% annually).

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.64%

GENERAL DESCRIPTION OF THE POLICY

Policy Rights

Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include:

•	Determine when and how much you allocate to the variable investment accounts and any fixed account

•	Borrow or withdraw amounts you have in the variable investment account and any fixed account

•	Change the beneficiary who will receive the death benefit

•	Surrender the policy for the surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person, you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Allocation of Premiums

Premium payments generally will be allocated among the variable investment accounts or fixed account as of the business day on or next following the date they are received at the Service Office. By written request and at any time, you may change the variable investment accounts or fixed account in which future premium payments will be invested. You made the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of Account Value

You may also transfer your existing Policy Value from one variable investment account or fixed account option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

We have adopted policies and procedures with respect to frequent transfers of Policy Value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the Policy Value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any Policy Values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any Policy Values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

We will apply these limitations uniformly to each class of policies.

Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee for any transfer beyond an annual limit (which would be more than twelve).

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Limitations on transfers out of the fixed account. While the policy is in force, you may transfer the Policy Value from any of the investment accounts to the fixed account without incurring transfer fees:

•	within eighteen months after the Issue Date; or

•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or

•	within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

The maximum amount that you may transfer from the fixed account in any one Policy Year is the greater of $2,000, 15% of the fixed Policy Value at the previous Policy Anniversary, or the amount transferred out of the fixed account during the previous policy year. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the investment account for the Money Market portfolio.

Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.

Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. Under the asset allocation balancer program you will designate an allocation of Policy Value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to Policy Value in the variable investment accounts. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.

General Account

Our obligations under the policy’s fixed account are backed by our general account assets. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account option will be paid from the Company’s general account and will be subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock NY has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the Policy Value allocated to the fixed account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The fixed account. Account value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. The policies currently offer only one fixed account, but we reserve the right to offer one or more additional fixed accounts with characteristics differ from the current fixed account. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, there may be extended periods of time during which no interest above the guaranteed minimum is declared.

PREMIUMS

Premium Payments

We call the investments you make in the policy “premiums” or “premium payments.” The policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium for the Face Amount of the policy.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

After payment of the initial premium, additional premiums may be made subject to the following conditions:

•	while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

•

Face Amount increases are not permitted in connection with additional premiums (therefore, the total of all premiums paid for a policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the policy);

•	the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the policy to fail to qualify as life insurance under Section 7702 of the Code; and

•	additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company’s underwriters approve the additional premium.

Maximum premium payments. The policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.

If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Ways to pay premiums. If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock NY representative or by contacting our Service Office.

Processing premium payments. We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.

(2) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(3) If we receive any premium payment that we think will cause a policy to become a “modified endowment” (as discussed below under “Tax Consequences of Owning a Policy”) or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

STANDARD DEATH BENEFITS

Standard Death Benefits

Death benefit. The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his investment account value to the fixed account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured’s death.

Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a single life policy (or the youngest of the Life Insured in the case of a survivorship policy). The Minimum Death Benefit Percentages are set forth in the policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

Lapse Protection Benefit. The Lapse Protection Benefit protects the policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the policy will not go into default.

The Lapse Protection Benefit Period is indicated on the policy information page of the policy and depends on the age of the Life Insured at issuance of the policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the policy). The Lapse Protection Benefit Period for each age at issue is set out below.

Age at Issuance of the Policy	Lapse Protection Benefit Period (Number of Years)
20-29	35
30-39	30
40-49	25
50-59	20
60-69	15
70-84	10
85-90	8

Factors that Affect the death benefit. In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment accounts chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. The death benefit will be the Face Amount of the policy or, if greater, the Minimum Death Benefit.

Maturity Date. Provided that the policy is in force and the Life Insured is alive (or the last to die of the Lives Insured in the case of a survivorship policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

Limitations on payment of death benefit. If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the benefit to that which would have been purchased at the correct age or sex by the most recent insurance charges or as otherwise provided by your policy.

SURRENDERS AND WITHDRAWALS

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate. See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a surrender of the policy.

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each investment account and the fixed account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a Partial Withdrawal see “Charges and Deductions — surrender charges.” See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a partial withdrawal from the policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the policy.

Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.

Reduction in Face Amount due to a partial withdrawal. A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:

(a) is the Face Amount prior to the withdrawal; and

(b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LOANS

Availability of Loans, Limitations and Interest

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the fixed account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations — Policies Which Are MECs,” and “Tax Considerations — Policies Which Are Not MECs.”

Interest charged on policy loans. Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. The actual rate charged is equal to the Loan Interest Credited Differential, which is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.

Preferred Loans. Preferred interest rates are available in the case of loans of amounts that represent Earnings on the policy (“Preferred Loans”). Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. For Preferred Loans, then, the actual rate charged is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account, or 0%.

The Company may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a policy that is not a MEC, the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the policy is a MEC then, regardless of the Loan Interest Credited Differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations — Policies Which Are MECs,” and “Tax Considerations — Policies Which Are Not MECs.”

Nonpreferred Loans. For loans that are not Preferred Loans, interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. For these loans, then, the actual rate of interest charged on the policy loan is currently 2.00%.

If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a survivorship policy) reaches age 100. The policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the investment accounts or the fixed account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each investment account and the fixed account bears to the Net Policy Value. A transfer from an investment account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the investment account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Loan Account adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the investment accounts or the fixed account. Amounts transferred to the Loan Account will be taken from the investment accounts and the fixed account in the same proportion as the value in each investment account and the fixed account bears to the Net Policy Value.

Loan repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the fixed account or the investment accounts. Loan repayments will be allocated first to the fixed account until the amount of the Loan Account associated with the fixed account is reduced to zero and then to each investment account in the same proportion as the value in the Loan Account associated with that investment account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.

STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging	Under the dollar cost averaging program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or the fixed account.	We reserve the right to cease to offer this program after written notice to you.

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Asset allocation balancing	Under the asset allocation balancer program, you will designate a percentage allocation of Policy Value among variable investment accounts. We will automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi-annually, quarterly, or monthly) to reestablish your chosen allocation.	We reserve the right to cease this program after written notice to you.

TAXES

Tax Consequences of Owning a Policy

Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock NY nor any of its agents, employees or registered representatives are in the business of offering such advice.

Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your Policy Value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your Policy Value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.

Some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the Policy Value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in Policy Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Effect on the Company’s Taxes

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Lapse Risk

There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the Lapse Protection Benefit. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Investment Risk/Risk of Loss

The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you can lose money on amounts you invest in a policy. Your Policy Value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment s and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.

An investment in a policy is also subject to risks related to John Hancock NY, including that the obligations (including under the fixed account and indexed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY. Information about John Hancock NY, including its financial strength ratings, is available upon request from your John Hancock NY representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.

Access to Funds Risk/Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There is a risk that you will not be able (or willing) to access your Policy Value by surrendering the policy.

Transfer Risk

There is a risk that you will not be able to transfer your Policy Value from one variable investment account to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.

Tax Risks

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before exercising certain rights under the policy.

ADDITIONAL INFORMATION REGARDING THE POLICY

Charges

Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from account value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock NY Service Office or your John Hancock NY representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.

Deductions from premium payments.

Premium Load. A premium load of 0.03% of Policy Value is deducted monthly (equivalent to 0.36% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.03% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

•	the initial premium payment is $100,000,

•	an additional premium payment of $50,000 is made in Policy Year 7, and

•	the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then 0.03% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.03% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the investment accounts and the fixed account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and federal DAC and premium taxes

Surrender charge. During the Surrender Charge Period, the Company will deduct a surrender charge if:

•	the policy is surrendered for its Net Cash Surrender Value,

•	a partial withdrawal is made (above the Free Withdrawal Amount), or

•	the policy terminates due to default.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.

The surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total surrender charge percentage shown in the table below.

Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

Deductions from Policy Value.

Administration charge. This charge will be equal to $7.50 per Policy Month plus 0.01% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.

Cost of Insurance charge. The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month.

Since the net amount at risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment accounts chosen, payment of premiums and charges assessed.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a survivorship policy, the rates are determined for each of the Lives Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

Mortality and expense risks charge. A monthly charge equal to a percentage of the value of the investment accounts is assessed against the investment accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge varies by Policy Year as follows:

PolicyYear	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge
1-10	0.08%	0.90%
11+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.

Supplementary benefit rider charges. If the policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

Loan interest rate. The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee. A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the investment account or the fixed account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.

Additional Information About How Certain Policy Charges Work

The premium load helps to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administration charge and may also be recovered from such other sources.

We deduct the monthly charges described in the Fee Tables section from your policy’s investment accounts in proportion to the amount of Policy Value you have in each. For each month that we cannot deduct any charge because of insufficient Policy Value, the uncollected charge will accumulate and be deducted when and if sufficient Policy Value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Other Charges We Could Impose in the Future

Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.

Commissions Paid to Dealers

We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.

To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).

Lapse and Reinstatement

Lapse and lapse options. Unless the Lapse Protection Benefit is in effect, a policy will go into default if at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the policy goes into default) in which the policyowner may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the policy will terminate with no value. See section entitled “Tax Considerations — Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse of the policy.

Death during Grace Period. If the Life Insured should die during the grace period, the policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

Reinstatement. A policyowner can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	In the case of a survivorship policy, the policy may not be reinstated if any of the Lives Insured have died since the policy lapsed;

•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and

•

A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the later of the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner’s request or the date the required payment is received at the Company’s Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. See section entitled “Tax Considerations — Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the policy. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Variations

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any variation in charges, features, or benefits will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.

Policy or Registrant Changes

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Adding or removing fixed accounts or variable investment accounts

•	Combining variable investment accounts

•	Closing the variable investment accounts to new allocations or transfers

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

When We Pay Policy Proceeds

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.

We reserve the right to defer payment of that portion of your Policy Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Policy Value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of Policy Value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

State laws allow us to defer payment of any portion of the surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR AND PORTFOLIOS

Depositor

Your policy is issued by John Hancock Life Insurance Company of New York, 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Registrant

The “registrant” of the policies with the SEC is the John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock NY’s other assets. All obligations under the policies (including under any fixed account options), guarantees, or benefits are obligations of John Hancock NY and are subject to its claims paying ability.

We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your Policy Value. We describe these charges under “Charges at the portfolio level.”

Portfolios

Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Voting Portfolio Shares

We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.

We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment Policy Value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock NY are in the SAI. The financial statements of John Hancock NY have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.

The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%	28.36	18.18	16.27

To seek income and capital appreciation.	Active Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%	-0.57	4.25	4.22

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.92%	14.71	11.31	10.93

To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.05%	16.00	19.23	15.23

To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.97%	21.55	24.97	19.27

To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	23.61	15.97	15.01

To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%	-1.81	9.23	7.74

Appendix-1	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.81%	16.87	23.14	19.18

To seek long-term growth of capital.	Capital Appreciation Trust - Series I John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.78%	15.75	26.59	20.14

To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.92%	18.13	14.79	13.57

To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.66%	-1.96	3.47	3.04

To seek long-term growth of capital.	Disciplined Value International Trust - Series I John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.92%	13.06	5.48	5.93

To seek long-term capital appreciation.	Emerging Markets Value Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.03%	11.18	7.93	4.25

To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%	25.42	10.97	11.86

To seek growth of capital.	Financial Industries Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.89%	29.70	11.48	12.87

To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	30.63	20.19	17.93

To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	29.96	14.01	14.35

Appendix-2	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term capital appreciation.	Global Equity Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.92%	21.30	8.81	9.28

To seek long-term capital appreciation.	Health Sciences Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.00%	11.19	18.49	19.99

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series I John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.82%	5.82	6.19	6.41

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series I John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.39%	7.59	9.58	7.16

To seek long-term capital appreciation.	International Small Company Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.00%	13.72	9.34	9.37

To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.73%	-1.26	4.15	3.50

To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%	14.07	11.40	10.06

To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%	9.76	7.42	6.79

Appendix-3	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.77%	3.48	5.05	4.71

To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.81%	12.82	8.06	7.28

To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%	7.90	6.92	6.44

To seek long-term growth of capital.	Mid Cap Growth Trust (formerly Mid Cap Stock Trust) - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.91%	3.54	23.86	18.49

Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.45%	24.21	12.61	13.73

To seek long-term capital appreciation.	Mid Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.96%	24.34	10.11	12.90

To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.33%	0.00	0.87	0.44

To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.86%	-2.02	4.82	2.68

Appendix-4	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek to achieve a combination of long-term capital appreciation and current income.	Real Estate Securities Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.79%	46.79	12.95	12.03

To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series I John Hancock Variable Trust Advisers LLC/Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.	1.10%	8.53	27.04	21.22

To seek income and capital appreciation.	Select Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	-1.20	3.92	3.32

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%	-1.59	1.34	0.94

Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.51%	14.49	11.59	12.89

To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.88%	31.10	11.59	12.64

To seek long-term capital appreciation.	Small Cap Stock Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.10%	1.20	20.48	15.63

To seek long-term capital appreciation.	Small Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.09%	26.19	6.22	10.46

To seek long-term growth of capital.	Small Company Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.23%	22.70	10.31	12.07

Appendix-5	App tbl #6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income.	Strategic Income Opportunities Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	0.90	4.03	4.79

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.56%	24.45	17.37	15.63

The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	-0.46	1.23	0.71

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Class M Pacific Investment Management Company LLC/Research Affiliates, LLC	1.54%	15.90	8.26	5.71

* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.

Appendix-6	App tbl #6

JOHN HANCOCK NY SERVICE OFFICE

Overnight Express Delivery	Mail Delivery

Life Post Issue John Hancock Insurance Company 410 University Avenue, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:

1-800-732-5543	1-617-572-1571

In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained without charge by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov.

1940 Act File No. 811-8329 — 1933 Act File No. 333-33504

EDGAR Contract Identifier No. C000027558